EXHIBIT 99
                                                                      ----------


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002





In connection with the Annual Report on Form 10-K/A3 of Western Power & Equipment Corp. (the "Company") for the period ending July 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, C. Dean McLain, Chief Executive Officer of the Company, certify, based on my knowledge, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:


          (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 4, 2003

/s/ C. Dean McLain
-----------------------
C. Dean McLain
Chief Executive Officer

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002





In connection with the Annual Report on Form 10-K/A2 of Western Power & Equipment Corp. (the "Company") for the period ending July 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark J. Wright, Chief Financial Officer of the Company, certify, based on my knowledge, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:


          (1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and


          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 4, 2003

/s/ Mark J. Wright
-----------------------
Mark J. Wright
Chief Financial Officer